[GENICOM LETTERHEAD]



May 30, 2000


Ann Schmitt
Reed Smith Shaw & McClay LLP
1301 K Street, N.W.
Suite 1100-East Tower
Washington, DC 20005



Dear Ann:


Please distribute to Creditor Committee Counsel.





Very truly yours,

/s/ A. JEFFREY ZAPPONE

A. Jeffrey Zappone
Chief Financial Officer
GENICOM CORPORATION


Enclosure

[GENICOM LETTERHEAD]



May 30, 2000

PRIVATE AND CONFIDENTIAL
VIA OVERNIGHT MAIL

Dainel Austin, Esquire
Office of the U.S. Trustee
601 Walnut Road
Room 950 W
Philadelphia, Pennsylvania 191061

RE: GENICOM CORPORATION DEBTOR-IN-POSSESSION (CASE NUMBER 00-1383) APRIL MONTHLY OPERATING REPORTS

Dear Daniel:

Accompanying this correspondence, please find GENICOM Corporation Debtor-in-Possession's (hereafter "GENICOM DIP") monthly operating report for April 2000.

Please contact me with any questions you may have. I can be reached at 703-633-8722.



Very truly yours,

/s/ A. JEFFREY ZAPPONE

A. Jeffrey Zappone
Chief Financial Officer
GENICOM CORPORATION


Enclosure

cc:  Shaun Donnellan, GENICOM Corporation
     John Lefevere, GENICOM Corporation
     Frank DiCello, Esquire, Reed Smith Shaw & McClay
     Ann Schmitt, Esquire, Reed Smith Shaw & McClay

Debtor:        GENICOM Corporation                             ACCRUAL BASIS - 1

Case Number: 00-1383

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING May 7, 2000,
                                           -------------

================================================================================

                                                  Document        Previously        Explanation
Required Attachments:                             Attached        Submitted          Attached
1.   Tax Receipts                                   ( )              (x)                ( )
                                                                                            March Statement
2.   Bank Statements                                ( )              ( )                (x) Attached. April Statement
                                                                                            Not
3.   Most recently filed                            ( )              (x)                ( ) yet available.
     Income Tax Return

4.   Most recent Annual Financial                   ( )              (x)                ( )
     Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ A. JEFFREY ZAPPONE                            Chief Financial Officer
----------------------------------              --------------------------------
Signature of Responsible Party                  Title

    A. Jeffrey Zappone                            May 24, 2000
----------------------------------              --------------------------------
Printed Name of Responsible Party               Date

PREPARER:

/s/ HAROLD W. JOHNSON                             Sr. Financial Analyst
----------------------------------              --------------------------------
Signature of Preparer                           Title

    Harold W. Johnson                             May 24, 2000
----------------------------------              --------------------------------
Printed Name Of Preparer                        Date


ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

DEBTOR:        GENICOM CORPORATION

                                                               ACCRUAL BASIS - 2

CASE NUMBER:   00-1383

----------------------------------------------------------------------------
ASSETS                                             MARCH-00      APRIL-00
----------------------------------------------------------------------------
1.   Cash                                          1,830,757      2,715,362
----------------------------------------------------------------------------
2.   Accounts Receivable(Net)                     25,611,327     20,693,350
----------------------------------------------------------------------------
3.   Inventory                                    19,306,480     18,956,004
----------------------------------------------------------------------------
4.   Notes/Other Receivables                       1,593,867      1,633,452
----------------------------------------------------------------------------
5.   Prepaid Expenses                              2,590,943      3,651,776
----------------------------------------------------------------------------
6.   Other (Deferred Tax)                            102,185        102,185
----------------------------------------------------------------------------
7.   Total Current Assets                         51,035,559     47,752,129
----------------------------------------------------------------------------
8.   Property, Plant & Equipment                  65,305,218     64,775,628
----------------------------------------------------------------------------
9.   Less : Accum. Depr/Depletion                 48,421,459     48,607,213
----------------------------------------------------------------------------
10.  Net Property, Plant & Equip.                 16,883,759     16,168,415
----------------------------------------------------------------------------
11a. Due from Affiliates & Insiders               58,360,380     58,976,275
----------------------------------------------------------------------------
11b. Investment in Affiliates                    (23,639,782)   (23,639,782)
----------------------------------------------------------------------------
12.  Intangibles                                   2,328,464      2,261,173
----------------------------------------------------------------------------
13.  Other (Deferred Taxes)                           19,652         19,462             --------------------------------------------
----------------------------------------------------------------------------             Currently reconciling unvouchered receipts
14.  Total Assets                                104,988,032    101,537,672           /  and posting backlog against prepayments.
----------------------------------------------------------------------------         /   Will amend report when process is
POSTPETITION LIABILITIES                                                            /    completed.
----------------------------------------------------------------------------       /    --------------------------------------------
15.  Accounts Payable                             (2,166,766)    (6,502,238)  a  <-
----------------------------------------------------------------------------            --------------------------------------------
16.  Taxes Payable                                   236,481        455,768   c  <-----  Liability balance resulting from timing of
----------------------------------------------------------------------------             payroll cutoff and issuance of checks.
17.  Notes Payable                                         0              0             --------------------------------------------
----------------------------------------------------------------------------
18.  Professional Fees                               (85,427)       (26,694)  d
----------------------------------------------------------------------------
19.  Secured Debt                                  6,923,352      7,111,900   b
----------------------------------------------------------------------------
20.  Due to Affiliates & Insiders                          0              0
----------------------------------------------------------------------------
21.  Other (Attach List)                           2,798,623      4,231,651
----------------------------------------------------------------------------
22.  Total Postpetition Liabilities                7,706,263      5,270,387
----------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------
23.  Secured Debt                                100,086,357    100,055,844   e
----------------------------------------------------------------------------
24.  Priority Debt                                         0              0
----------------------------------------------------------------------------
25.  Unsecured Debt                                        0              0
----------------------------------------------------------------------------
26.  Other (Attach List)                          87,804,577     89,840,379
----------------------------------------------------------------------------
27.  Total Prepetition Liabilities               187,890,934    189,896,223
----------------------------------------------------------------------------
27a. Reclass from asset section                  (10,654,200)   (10,654,200)
----------------------------------------------------------------------------
28.  Total Liabilities                           184,942,997    184,512,410
----------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------
29.  Owner's Prepetition Equity                  (75,220,952)   (75,220,952)
----------------------------------------------------------------------------
30.  Postpetition Cumulative Profit or (Loss      (4,734,013)    (7,753,786)
----------------------------------------------------------------------------
31.  Total Equity (Deficit)                      (79,954,965)   (82,974,738)
----------------------------------------------------------------------------
32.  Total Liabilities & Owner's Equity          104,988,032    101,537,672
----------------------------------------------------------------------------

DEBTOR:           GENICOM CORPORATION

                                                              ACCRUAL BASIS - 2a

CASE NUMBER:      00-1383

------------------------------------------------------------------------------------------------------------

                                                            Prepetition      Post Petition          Total
------------------------------------------------------------------------------------------------------------
LIABILITIES

CURRENT DEBT
201101 CURRENT DEBT - NATIONS TERM A
201103 CURRENT DEBT - NATIONS TERM B
201199 CURRENT DEBT - OTHER
TOTAL                                                        5,000,000 e       7,111,900 b       12,111,900

ACCOUNTS PAYABLE
210001 ACCOUNTS PAYABLE - TRADE
210003 ACCOUNTS PAYABLE - CLEARING
210004 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - CO
210005 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - I
210007 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - EX
210008 ACCOUNTS PAYABLE - UNINVOICED RECEIPTS - SU
210009 ACCOUNTS PAYABLE - TRADE ACCRUAL
210011 ACCOUNTS PAYABLE - ACCRUAL TI
210013 ACCOUNTS PAYABLE - MCS
210015 ACCOUNTS PAYABLE - DIGITAL
210999 ACCOUNTS PAYABLE - OTHER
TOTAL                                                       45,386,595        (6,502,238) a      38,884,357

WARRANTY RESERVE
211003 WARRANTY RESERVE - DSC
211011 WARRANTY RESERVE - DATA TERMINAL LABOR
211013 WARRANTY RESERVE - DATA TERMINAL MATERIAL
TOTAL                                                          771,568           141,979            913,548

OTHER LIABILITIES
212001 OTHER LIABILITIES - MDF / COOP                          726,875            75,325            802,200
212007 OTHER LIABILITIES - SALES & USE TAX                    (200,624)           72,127  c        (128,497)
212015 OTHER LIABILITIES - REAL ESTATE TAX                       7,814                 0              7,814
212017 OTHER LIABILITIES - PERSONAL PROPERTY TAX               183,493                 0            183,493
212019 OTHER LIABILITIES - FRANCHISE / CAPITAL TA                5,170                 0              5,170
212021 OTHER LIABILITIES - OTHER TAX                           116,239              6000  c         122,239
212023 OTHER LIABILITIES - ROYALTY                              32,134           (79,878)           (47,744)
212025 OTHER LIABILITIES - PROFESSIONAL FEES                   233,001           (26,694) d         206,307
212029 OTHER LIABILITIES - UTILITIES                           358,000                 0            358,000
212031 OTHER LIABILITIES - PRESIDENT'S CLUB                    457,994            45,750            503,744
212033 OTHER LIABILITIES - EMPLOYEE RELOCATION                  75,892                 0             75,892
212035 OTHER LIABILITIES - ENVIRONMENTAL                       725,204            (8,715)           716,489
212037 OTHER LIABILITIES - BANK SERVICE CHARGES                 38,164            83,058            121,222
212039 OTHER LIABILITIES - TRAVEL                              208,349           133,882            342,231
212041 OTHER LIABILITIES - CAPITAL LEASES                      340,011                 0            340,011
212043 OTHER LIABILITIES - RESTRUCTURE                         320,637           (61,603)           259,034
212045 OTHER LIABILITIES - REBATES                             113,270            12,234            125,504
212047 OTHER LIABILITIES - INTEREST - NATIONS TER            2,396,000           380,000          2,776,000
212049 OTHER LIABILITIES - INTEREST - NATIONS TER              611,000            97,000            708,000
212051 OTHER LIABILITIES - INTEREST - REVOLVER               3,761,000           584,282          4,345,282
212063 OTHER LIABILITIES - RENT                                373,000                 0            373,000
212101 OTHER LIABILITIES - TRAVEL AIRLINE                     (168,744)           30,958           (137,786)
212105 OTHER LIABILITIES - TRAVEL OTHER                              0             5,497              5,497
212999 OTHER LIABILITIES - OTHER                             3,364,926            78,678          3,443,604
TOTAL                                                       14,078,805         1,427,901         15,506,707

PAYROLL LIABILITIES
  WAGES & SALARIES
  213101 PAYROLL LIABILITIES - WAGES/SALARIES                        0           931,683            931,683
  213103 PAYROLL LIABILITIES - VACATION ACCRUAL                 17,062             3,405             20,467
  213105 PAYROLL LIABILITIES - INCENTIVE COMPENSATI            150,000            75,000            225,000
  213107 PAYROLL LIABILITIES - SEVERANCE                        19,792            (7,323)            12,469
  213109 PAYROLL LIABILITIES - SALESMEN COMMISSION A           222,000                 0            222,000
  TOTAL                                                        408,854         1,002,764          1,411,619
  EMPLOYER LIABILITIES
  213201 ACCRUED BENEFITS - 401K                               751,241           320,551          1,071,792
  213203 ACCRUED BENEFITS - PENSION                             33,000                 0             33,000
  213204 ACCRUED BENEFITS - FASB 112                           111,395                 0            111,395
  213205 ACCRUED BENEFITS - SOCIAL SECURITY                     62,115            31,124  c          93,239
  2132O7 ACCRUED BENEFITS - FEDERAL UNEMPLOYMENT                 3,858            (3,591) c             267
  213209 ACCRUED BENEFITS - STATE UNEMPLOYMENT TAX              24,497           (20,876) c           3,621
  213211 ACCRUED BENEFITS - FAS 106 MEDICAL                  2,931,139           156,335          3,087,474
  213213 ACCRUED BENEFITS - FAS 106 LIFE                       551,066            96,016            647,082
  213217 ACCRUED BENEFITS - WORKERS COMPENSATION                21,000                 0             21,000
  213219 ACCRUED BENEFITS - SUBSEQUENT YEAR VACATION         1 468 805                 0          1,468,805
  213221 ACCRUED BENEFITS - LIFE/DISABILITY                          0                 0                  0
  213223 ACCRUED BENEFITS - MEDICAL / DENTAL                 1,188,026            36,974          1,225,000
  213225 ACCRUED BENEFITS - BENEFITS CONSULTING                 17,856            12,144             30,000
  213299 ACCRUED BENEFITS - ALLOCATED PAYROLL BENEFITS         826,457           627,301          1,453,758
------------------------------------------------------------------------------------------------------------

DEBTOR:              GENICOM CORPORATION

                                                              ACCRUAL BASIS - 2a

CASE NUMBER:         00-1383

------------------------------------------------------------------------------------------------------------------------------

                                                                      PREPETITION           POST PETITION            TOTAL

  TOTAL                                                                 7,990,455              1,255,976            9,246,433
  EMPLOYEE PAYROLL WITHHOLDINGS
  213301 PAYROLL WITHHOLDINGS - PENSION                                         0                    142                  142
  213303 PAYROLL WITHHOLDINGS - 401K                                            0                 92,807               92,807
  213305 PAYROLL WITHHOLDINGS - SAVINGS PLAN                                  801                    137                  938
  213307 PAYROLL WITHHOLDINGS - MEDICAL/DENTAL INSU                             0                      0                    0
  213309 PAYROLL WITHHOLDINGS - PRE - TAX BENEFITS                              0                      0                    0
  213311 PAYROLL WITHHOLDINGS - LIFE / DISABILITY I                             0                      0                    0
  213313 PAYROLL WITHHOLDINGS - MISCELLANEOUS DUES                             83                      0                   83
  213315 PAYROLL WITHHOLDINGS - COURT ORDERED WITH                          5,366                    805                6,171
  213317 PAYROLL WITHHOLDINGS - STOCK PLAN                                    647                      0                  647
  213319 PAYROLL WITHHOLDINGS - BONDS                                         207                     65                  272
  TOTAL                                                                     7,104                 93,955              101,059
  EMPLOYEE TAX WITHHOLDINGS
  213401 PAYROLL TAX W/H - SOCIAL SECURITY                                      0                105,828 c            105,828
  2134O3 PAYROLL TAX W/H - FEDERAL                                              0                211,358 c            211,358
  213405 PAYROLL TAX W/H - STATE                                                0                 50,897 c             50,897
  213407 PAYROLL TAX W/H - LOCAL                                                0                  2,185 c              2,185
  213409 PAYROLL TAX W/H - DISABILITY                                           0                    716                  716
  TOTAL                                                                         0                370,984              370,984
TOTAL PAYROLL LIABILITIES                                               8,406,414              2,723,682           11,130,095
DEFERRED INCOME
221011 DEFERRED INCOME - INTEGRATION SERVICES
221013 DEFERRED INCOME - LEASING SERVICES
221017 DEFERRED INCOME - NETWORK PROFESSIONAL SERV
221021 DEFERRED INCOME - REMEDIAL MAINTENANCE SERV
221023 DEFERRED INCOME - SUPPORT CENTER SERVICES
221031 DEFERRED INCOME - DEPOT REPAIR SERVICES
221999 DEFERRED INCOME - OTHER
TOTAL                                                                   6,358,627                536,091            6,894,718


CORPORATION TAX LIABILITY
223001 CORPORATION TAX LIABILITY - FEDERAL                              1,592,000                      0            1,592,000
223003 CORPORATION TAX LIABILITY - STATE                                   56,962                 17,992               74,954
223999 CORPORATION TAX LIABILITY - OTHER                                9,217,157                      0            9,217,157
TOTAL                                                                  10,866,120                 17,992           10,884,112

TOTAL CURRENT LIABILITIES                                              90,868,129              5,457,307           96,325,436

LONG TERM DEBT
270001 LONG TERM DEBT - NATIONS TERM B                                 36,500,000                      0           36,500,000
270003 LONG TERM DEBT - NATIONS TERM A                                  6,500,000                      0            6,500,000
270005 LONG TERM DEBT - NATIONS REVOLVE                                61,226,993                      0           61,226,993
270999 LONG TERM DEBT - OTHER                                          (9,171,148)                     0           (9,171,148)
TOTAL                                                                  95,055,845 e                    0           95,055,845


OTHER LONG TERM LIABILITIES
280001 OTHER LONG TERM LIABILITIES - RENT                                  53,755                 30,928               84,683
280003 OTHER LONG TERM LIABILITIES - FAS 106 MEDIC                      3,357,855                      0            3,357,855
280005 OTHER LONG TERM LIABILITIES - FAS 106 LIFE                       1,384,895                      0            1,384.895
280007 OTHER LONG TERM LIABILITIES - PENSION ASSET                       (498,522)                     0             (498,522)
280009 OTHER LONG TERM LIABILITIES - EDS CHARGES                         (523,087)               (20,493)            (543,580)
TOTAL                                                                   3,774,896                 10,435            3,785,331

TOTAL LONG TERM LIABILITIES                                            98,830,740                 10,435           98,841,175


TOTAL LIABILITIES                                                     189,698,869              5,467,742          195,166,611
------------------------------------------------------------------------------------------------------------------------------

DEBTOR:      GENICOM CORPORATION
                                                            ACCRUAL BASIS-3

CASE NUMBER: 00-1383

-----------------------------------------------------------------------------------------
REVENUE                                         MARCH-00                  APRIL-00
-----------------------------------------------------------------------------------------
1.   Gross External Revenue                     8,033,583                   11,402,981
-----------------------------------------------------------------------------------------
2.   Less: Returns & Discounts                     41,000                       50,440
-----------------------------------------------------------------------------------------
3.   Net Revenue                                7,992,583                   11,352,541
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------
4.   Beginning Inventory
-----------------------------------------------------------------------------------------
5.   Add: Purchases
-----------------------------------------------------------------------------------------
6.   Less: Ending Inventory
-----------------------------------------------------------------------------------------
7.   Cost of Goods Sold                         7,870,929                   9,894,433
-----------------------------------------------------------------------------------------
8.   Gross Profit                                 121,654                   1,458,108
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------
9.   Officer Compensation                          88,005                      77,145
-----------------------------------------------------------------------------------------
10.  Direct Labor/Salaries                      1,533,456                   2,015,889
-----------------------------------------------------------------------------------------
11.  Payroll Taxes and Benefits                   487,362                     644,450
-----------------------------------------------------------------------------------------
12.  Rent/Lease Expense                           133,542                     132,067
-----------------------------------------------------------------------------------------
13.  Insurance                                     58,657                      52,600
-----------------------------------------------------------------------------------------
14.  Depreciation/Depletion/Amort                 207,232                     202,871
-----------------------------------------------------------------------------------------
15.  General & Administrative                     747,916                   1,108,450
-----------------------------------------------------------------------------------------
16a. Other Engineering                            192,543                    (122,826)
-----------------------------------------------------------------------------------------
16b. Other Marketing & Selling                    463,211                     361,128
-----------------------------------------------------------------------------------------
17.  Total Operating Expenses                   3,911,924                   4,471,774
-----------------------------------------------------------------------------------------
18.  Operating Income                          (3,790,270)                 (3,013,666)
-----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------
19.  Other Income (Attach List)                   105,397                      55,047
-----------------------------------------------------------------------------------------
20.  Other Expenses (Attach List)
-----------------------------------------------------------------------------------------
21.  Interest Income/ (Expense)                (1,049,140)                    (51,154)
-----------------------------------------------------------------------------------------
22.  Other (Attach List)
-----------------------------------------------------------------------------------------
23.  Net Other Income & Expense                  (943,743)                      3,893
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSE
-----------------------------------------------------------------------------------------
24.  Professional Fees
-----------------------------------------------------------------------------------------
25.  U.S. Trustee Fees                                                         10,000
-----------------------------------------------------------------------------------------
26.  Other (Attach List)
-----------------------------------------------------------------------------------------
27.  Total Reorganization Expenses                                             10,000
-----------------------------------------------------------------------------------------
28.  Income Tax
-----------------------------------------------------------------------------------------
29.  Net Profit (Loss)                         (4,734,013)                 (3,019,773)
-----------------------------------------------------------------------------------------


DEBTOR:      GENICOM CORPORATION
                                                            ACCRUAL BASIS-5
CASE NUMBER: 00-1383


------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                    APRIL-00
------------------------------------------------------------------------------
                    0-30 days old                            17,027,000
------------------------------------------------------------------------------
                    31-60 days old                            3,089,000
------------------------------------------------------------------------------
                    61-90 days old                            1,397,000
------------------------------------------------------------------------------
                    > 90 days                                 5,560,000
------------------------------------------------------------------------------
                    Total Accounts Receviable                27,073,000
------------------------------------------------------------------------------
                    Amount Considered Uncollectible          (2,981,853)
------------------------------------------------------------------------------
                    Accounts Receivable (Net)                20,693,350
------------------------------------------------------------------------------



------------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------
                        0-30           31-60       61-90      91+
                        DAYS            DAYS        DAYS     DAYS     TOTAL
-------------------------------------------------------------------------- ---------
Accounts Payable        (4,023,844)   (2,478,394)                     (6,502,238)
------------------------------------------------------------------------------------


() numbers represent debit balance.



---------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
---------------------------------------------------------------------------------------------
                              BEGINNING      AMOUNT                   ENDING
                                 TAX       WITHHELD OR     AMOUNT       TAX      DELINQUENT
                               LIABILITY     ACCRUED        PAID     LIABILITY     TAXES
---------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------
Withholding                   106,632        698,643        593,917     211,358         0
---------------------------------------------------------------------------------------------
FICA-Employee                  55,868        344,639        294,679     105,828         0
---------------------------------------------------------------------------------------------
FICA-Employer                  (6,249)       382,011        344,639      31,123         0
---------------------------------------------------------------------------------------------
Unemployment                    3,657            811          8,058      (3,590)        0
---------------------------------------------------------------------------------------------
Income                              0                                         0         0
---------------------------------------------------------------------------------------------
Other (Attach List)                                                                     0
---------------------------------------------------------------------------------------------
Total Federal Taxes           159,908      1,426,104      1,241,293     344,719         0
---------------------------------------------------------------------------------------------
STATE/LOCAL
---------------------------------------------------------------------------------------------
Withholding                    28,308        178,892        154,118      53,082         0
---------------------------------------------------------------------------------------------
Sales & Use                    45,336        165,705        132,914      78,127         0
---------------------------------------------------------------------------------------------
Excise
---------------------------------------------------------------------------------------------
Unemployment                  (18,716)        17,753         19,914     (20,877)        0
---------------------------------------------------------------------------------------------
Real Property                       0            155          7,447      (7,292)        0
---------------------------------------------------------------------------------------------
Personal Property                   0                  Included in above
---------------------------------------------------------------------------------------------
Other (Attach List)                 0
---------------------------------------------------------------------------------------------
Total State & Local            54,928        362,505        314,393     103,040         0
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total Taxes                  214,836       1,788,609      1,555,686     447,759         0
---------------------------------------------------------------------------------------------

( ) numbers represent debit balance

DEBTOR:       GENICOM CORPORATION
                                                               ACCRUAL BASIS-6
CASE NUMBER:  00-1383

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing as asterisk next to the account number. Attach additional sheets of necessary.


-----------------------------------
BANK RECONCILIATIONS                     APRIL 2000
                           ---------------------------------------------------
                            Account #1     Account #2     Account #3     TOTAL
------------------------------------------------------------------------------
A. Bank
                    ---------------
B. Account Number                              INFORMATION RECONCILING MARCH'S
                    ---------------
C. Purpose                                         BANK STATEMENTS ATTACHED.
                    ---------------
-----------------------------------
1.   Balance per bank statement
-----------------------------------
2.   + Total deposits not credited
-----------------------------------
3.   - Outstanding checks
-----------------------------------
4.   +/- Other reconciling items
     (Attach List)
------------------------------------------------------------------------------
5.   Month end balance per books
------------------------------------------------------------------------------
6.   Number of last check written
------------------------------------------------------------------------------





INVESTMENT ACCOUNTS                                    APRIL 2000

---------------------------------------------------------------------------------------------
                                          DATE OF      TYPE OF     PURCHASE     CURRENT
BANK, ACCOUNT, NAME & NUMBER             PURCHASE     INSTRUMENT    PRICE        VALUE
---------------------------------------------------------------------------------------------

7.
---------------------------------------
8.
---------------------------------------
9.                                                      NONE
---------------------------------------
10.
---------------------------------------
11.
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
CASH

------------------------------------------------------------------------------
12. CURRENCY ON HAND
------------------------------------------------------------------------------

------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH
------------------------------------------------------------------------------

DEBTOR:     GENICOM CORPORATION

                                                              ACCRUAL BASIS - 6a

CASE NUMBER 00-1383

                                                                                                  CHECKS
                                                       DEPOSITS       DEPOSITS                      NOT
                       BANK                              NOT       NOT REFLECTED   OUTSTANDING   REFLECTED    CASH
     BANK             ACCOUNT        BALANCE           CREDITED        IN G/L         CHECKS      IN G/L     ON HAND
     ----             -------        -------           --------        ------         ------      ------     -------
Bank of America      3750821183       1,543.41            0.00            0.00           0.00     1,151.16     30.15
Bank One             621541895       16,044.87            0.00      (43,523.66)     (3,742.71)   35,919.27    585.37
Bank of America      3751013589       1,377.46            0.00            0.00         (55.00)  112,795.22     90.48
Bank of America      3750050116      37,982.49         (296.42)           0.00      (7,558.42)   59,881.92     46.73
Bank of America      7191326094         453.87            0.00            0.00           0.00         0.00      0.00
Bank of America      3751013602           0.00            0.00            0.00           0.00        1,000      0.00
Bank of America       50353574        3,869.79            0.00            0.00        (262.50)    2,736.30      0.00
Bank of America      3750879368     893,793.89            0.00            0.00           0.00         0.00      0.00
Bank of America      3751013563      15,786.35            0.00            0.00           0.00         0.00      0.00
Bank of America      3299939803           0.00            0.00            0.00    (889,847.77)        0.00      0.00
Bank of America      3750644623     795,963.84            0.00            0.00           0.00         0.00      0.00
Crestar              205182592        1,278.20            0.00       (2,173.48)          0.00         0.00      0.00
First Union        2000007817744        973.21            0.00            0.00           0.00         0.00      0.00
Citibank         38363966/38363958  141,795.16            0.00      (22,108.01)   (207,089.00)  589,640.73      0.00
Bank of America      3751013550      56,805.42      163,882.52       (5,523.17)          0.00    56,786.45      0.00


                     OTHER
                  RECONCILING     BALANCE
     BANK            ITEMS        PER G/L    EXPLANATION OF RECONCILIATION ITEMS
     ----            -----        -------    -----------------------------------
Bank of America       264.43      2,989.15
Bank One               (8.81)     5,274.33
Bank of America   (15,855.56)    98,352.60
Bank of America       158.85     90,215.15
Bank of America        25.70        479.57
Bank of America         0.00      1,000.00      SEE ATTACHED
Bank of America        21.00      6,364.59
Bank of America         0.00    893,793.89
Bank of America    (8,953.56)     6,832.79
Bank of America    (3,013.84)  (892,861.61)
Bank of America    86,424.61    882,388.45
Crestar           117,006.44    116,111.16
First Union      (188,561.00)  (187,587.79)
Citibank          (40,380.08)   461,858.80
Bank of America    51,729.91    323,681.13

DEBTOR:       GENICOM CORPORATION

                                                               ACCRUAL BASIS - 7

CASE NUMBER:  00-1383

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.) Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------
                                              INSIDERS
-----------------------------------------------------------------------------------------------------------
                                                           Type of               Amount
                 Name                Position              Payment                Paid
-----------------------------------------------------------------------------------------------------------
SEE ATTACHED
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------
                                           Type of          Date of Court Order      Amount       Amount          Monthly
                    Name                 Professional       Authorizing Payment     Approved       Paid           Accrual
----------------------------------------------------------------------------------------------------------------------------
1.   Monthly Accrual                        Legal                                                                $25,000.00
----------------------------------------------------------------------------------------------------------------------------
2.   US Trustee                             Legal                                               $ 10,000.00
----------------------------------------------------------------------------------------------------------------------------
3.   Monthly Accrual                  Auditing/Accnting                                                          $30,400.00
----------------------------------------------------------------------------------------------------------------------------
4.   Monthly Accrual                  Director's Fees                                                            $ 3,333.00
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                      ADEQUATE PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------
                                           Scheduled Monthly           Amounts            Total Unpaid
               Name of Creditor               Payments Due         Paid During Month      Postpetition
---------------------------------------------------------------------------------------------------------
1.
---------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------

DEBTOR: GENICOM CORPORATION

                                                              ACCRUAL BASIS - 7a

CASE NUMBER: 00-1383

                                                             CAR       HOUSING
                         SALARY         VACATION       ALLOWANCE     ALLOWANCE      COMMISSIONS         TOTAL
                         ------         --------       ---------     ---------      -----------         -----

P. Winn                    0.00             0.00            0.00          0.00             0.00          0.00
J. Gale                    0.00             0.00            0.00          0.00             0.00          0.00
J. LeFevere            9,353.85           492.31            0.00          0.00             0.00      9,846.16
J. McWilson           10,769.23             0.00          460.00          0.00        22,658.53     33.887.76
R. Marks               9,621.56             0.00          460.00          0.00             0.00     10,081.56
B. Wilson              9,846.16        12,307.68          391.00        784.59             0.00     23,329.43
--------------------------------------------------------------------------------------------------------------
Total                $39,590.80       $12,799.99       $1,311.00       $784.59       $22,658.53    $77,144.91

DEBTOR: GENICOM CORPORATION

                                                               ACCRUAL BASIS - 8

CASE NUMBER: 00-1383

----------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                          YES       NO
----------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferrd outside the normal course of business
    this reporting period?                                                                        X
----------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession
    account?                                                                                      X
----------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes or loans) due from related
    parties?                                                                            X
----------------------------------------------------------------------------------------------------
4.  Have any payments been made on prepetition liabilities this reporting period?       X
----------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?             X
----------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                  X
----------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                  X
----------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                              X
----------------------------------------------------------------------------------------------------
9.  Are any other postpetition taxes past due?                                                    X
----------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                      X
----------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                             X
----------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                               X
----------------------------------------------------------------------------------------------------

  If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

    SEE ATTACHED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INSURANCE                                                                            YES       NO
----------------------------------------------------------------------------------------------------
1.  Are worker's compensation, general liability and other necessary insurance
    coverages in effect?                                                              X
----------------------------------------------------------------------------------------------------
2.  Are all premium payments paid current?                                            X
----------------------------------------------------------------------------------------------------
3.  Please itemize policies below (REFER TO INITIAL U.S. TRUSTEE REPORT SUBMITTED ON MARCH 29, 2000
----------------------------------------------------------------------------------------------------

  If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

----------------------------------------------------------------------------------------------------
                                      INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------------
                                                                                PAYMENT AMOUNT
TYPE OF POLICY                CARRIER                  PERIOD COVERED            & FREQUENCY
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

DEBTOR: GENICOM CORPORATION

                                                              ACCRUAL BASIS - 8a

CASE NUMBER: 00-1383



                                     Apr-00

       3. Yes, related to intercompany transactions between GENICOM U.S. and it's foreign subsidiaries as goods are shipped to GENICOM Transglobal, it's international warehouse.

       4. Pursuant to court approved motion to authorize Debtor to pay certain prepetition compensation & related benefits.

       5. Pursuant to court authorized DIP postpetition loan facility established in March; DIP facility fully drawn as of 5/7/00

DEBTOR: GENICOM CORPORATION

                                                               ACCRUAL BASIS - 9

CASE NUMBER: 00-1383



                                     Apr-00

------------------------------------------------------------------------------------------------
                                           PERSONAL
------------------------------------------------------------------------------------------------
                                                                      FULL TIME      PART TIME
------------------------------------------------------------------------------------------------
1. Total Number of employees at beginning of period                         753
------------------------------------------------------------------------------------------------
2. Number of employees hired during the period                               10
------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period             192
------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                    571
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CHANGE OF ADDRESS
--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below


Date of Change      5/5/2000
                    ------------------------------------------------------------

                    ------------------------------------------------------------
New Address         4500 Daly Drive, Suite 100
                    ------------------------------------------------------------
                    Chantilly, Virginia 20151
                    ------------------------------------------------------------

                    ------------------------------------------------------------